UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GMO Emerging Country Debt Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

GMO Trust

GMO Emerging Country Debt Fund

40 Rowes Wharf

Boston, Massachusetts 02110

[ ], 2022

Dear Shareholder:

A special meeting of the shareholders of GMO Emerging Country Debt Fund (“ECDF”), a series of GMO Trust (the “Trust”), will be held on August 16, 2022 at 11:00 a.m., Boston time, at the offices of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), on the 2nd floor of 40 Rowes Wharf, Boston, Massachusetts (the “Special Meeting”).

The Trust’s Board of Trustees is seeking the vote of ECDF shareholders to approve the elimination of ECDF’s fundamental investment restriction with respect to the short sale of securities.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the Special Meeting, your vote is important. To have your vote count, you must return a proxy card.

If your shares are held in street name, only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the Special Meeting.

Sincerely,

/s/ Douglas Y. Charton
Douglas Y. Charton
Clerk

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on August 16, 2022

This Proxy Statement is Available at: https://www.gmo.com/americas/legal-and-compliance/

GMO TRUST

GMO Emerging Country Debt Fund

40 Rowes Wharf

Boston, Massachusetts 02110

(617) 346-7646

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of the shareholders of GMO Emerging Country Debt Fund (“ECDF” or the “Fund”), a series of GMO Trust (the “Trust”), will be held on August 16, 2022 at the offices of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), on the 2nd Floor of 40 Rowes Wharf, Boston, Massachusetts, at 11:00 a.m., Boston time (the “Special Meeting”), and any postponement or adjournment thereof, for the following purposes, which are more fully described in the accompanying Proxy Statement:

Proposal	Proposal Description
1	To approve the elimination of GMO Emerging Country Debt Fund’s fundamental investment restriction with respect to the short sale of securities.
2	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees of the Trust unanimously recommends that you vote FOR approval of the elimination of the Fund’s fundamental investment restriction with respect to the short sale of securities. Only those shareholders of the Fund as of the close of business on June 30, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at https://www.gmo.com/americas/legal-and-compliance/. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-617-346-7646.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By order of the Board of Trustees of the Trust,

/s/ Douglas Y. Charton
Douglas Y. Charton
Clerk

[ ], 2022

PROXY STATEMENT DATED [_], 2022

GMO TRUST

GMO Emerging Country Debt Fund

40 Rowes Wharf

Boston, Massachusetts 02110

INTRODUCTION

The enclosed proxy is solicited by the Trustees of GMO Trust (the “Trust”) for use at the Special Meeting of Shareholders of GMO Emerging Country Debt Fund (“ECDF” or the “Fund”), a series of GMO Trust (the “Trust”), to be held on August 16, 2022 at the offices of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO” or the “Manager”), on the 2nd Floor of 40 Rowes Wharf, Boston, Massachusetts, at 11:00 a.m., Boston time (the “Special Meeting”), and any postponement or adjournment thereof. The Trust’s Board of Trustees (the “Board”) is seeking your approval of the following proposals:

Proposal	Proposal Description
1	To approve the elimination of GMO Emerging Country Debt Fund’s fundamental investment restriction with respect to the short sale of securities.
2	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

Shareholders of record at the close of business on June 30, 2022 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement (“Proxy Statement”) and the enclosed proxy card are first being mailed to shareholders on or around July 11, 2022.

The Board unanimously recommends that you vote FOR the elimination of the Fund’s fundamental investment restriction with respect to the short sale of securities.

The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings. The Trust currently has thirty (30) series, but only the Fund is the subject of this Proxy Statement and only shareholders of the Fund are being provided with this Proxy Statement and the enclosed proxy card. Each whole share of the Fund is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly represented proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the elimination of the Fund’s fundamental investment restriction with respect to the short sale of securities.

For those shares held in street name, the bank or broker can only vote the relevant shares after receipt of specific instructions from the shareholder(s). Each shareholder should contact the bank or broker responsible for the relevant account and instruct him or her to execute a proxy card as soon as possible.

PROPOSAL 1: TO APPROVE THE ELIMINATION OF GMO EMERGING COUNTRY DEBT FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO THE SHORT SALE OF SECURITIES

Overview. At the Special Meeting, shareholders of ECDF will consider whether to eliminate ECDF’s fundamental investment restriction with respect to the short sale of securities (for purposes of this Proposal 1, the “Short Sale Restriction”). The Investment Company Act of 1940, as amended (the “1940 Act”) requires registered investment companies to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. A change in a “fundamental” investment restriction requires shareholder approval. Removing the Short Sale Restriction will give ECDF more flexibility in pursuing its investment objective by broadening the available options for hedging credit risk, as further discussed below. The Board unanimously recommends that shareholders of ECDF vote FOR approval of the elimination of the Short Sale Restriction.

Description of Investment Restriction and Investment Strategies. ECDF’s Short Sale Restriction provides that ECDF may not “make short sales of securities or maintain a short position for ECDF’s account unless at all times when a short position is open ECDF owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.” As a result, ECDF currently is prohibited from making short sales of securities unless ECDF makes short sales “against the box,” meaning ECDF may make short sales when it owns, or has the right to acquire at no added cost, securities identical to those sold short.

Although ECDF’s Short Sale Restriction is currently designated as a fundamental investment restriction, it is not required to be fundamental under the 1940 Act. It was originally adopted by ECDF in response to state law requirements that have not applied to mutual funds since 1996. Consequently, for many years, more recently launched series of the Trust have not adopted this restriction.

If shareholders of ECDF approve Proposal 1, ECDF will be permitted to engage in short sales – including those that are not “against the box” – in accordance with the provisions of the 1940 Act. In a typical short sale, a fund borrows a security from a broker so that the fund can sell the security to a third party. The fund is then obligated to return to the broker a security of the same issue and quantity at some future date. In a short sale, a fund realizes a loss to the extent that the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). If ECDF engages in short sales, it may have to pay a premium to borrow the securities and must pay to the party from whom it borrows the securities any dividends or interest paid on the securities while they are borrowed. Short sales “against the box” normally protect a fund against the risk of loss in the value of a portfolio security because any decline in value of the security would be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in the security would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of a fund’s loss on a short sale is potentially unlimited. Consequently, the elimination of ECDF’s Short Sale Restriction could increase ECDF’s exposure to leveraging risk and market risk, ECDF may be unable to hedge the potential losses of any such short sales, and the value of the security sold short may not move as expected.

The Manager has advised the Board that it believes that the ability to engage in short sales will enhance ECDF’s investment flexibility and could assist ECDF in achieving its investment objective. ECDF’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan EMBI Global Diversified Index (the “Index”). A key component of ECDF’s efforts to achieve its investment objective is effective management of credit risk. Currently, ECDF seeks to mitigate credit risk by purchasing credit default swaps that provide insurance against the default of a particular debt issuer. However, credit default swaps are available on only a small fraction of the issuers in the Index and ECDF’s broader investment universe. The Manager believes that permitting ECDF to take short positions in individual bond issues will enhance ECDF’s ability to mitigate credit risk, particularly with respect to bonds for which credit default swaps are not available.

Required Vote. Approval of Proposal 1 requires the affirmative vote of a “majority of the outstanding voting securities” of ECDF, which means the lesser of: (a) 67% or more of ECDF’s outstanding shares present at the meeting, in person or by proxy, if more than 50% of ECDF’s outstanding shares are present in person or by proxy, or (b) more than 50% of ECDF’s outstanding shares. Additional information about voting is provided below. If shareholders of ECDF do not approve Proposal 1, the Short Sale Restriction will remain in effect for ECDF.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT
SHAREHOLDERS OF ECDF VOTE FOR PROPOSAL 1.

INFORMATION ABOUT GMO

GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides management and shareholder services to the Funds, other series of the Trust, privately offered funds and separately managed accounts. GMO is a private company, founded in 1977. As of April 30, 2022, GMO provided investment advisory services on a worldwide basis to more than $65.1 billion of client assets.

Further Information about Voting and the Special Meeting

Quorum and Methods of Tabulation. The shareholders of ECDF vote together as a single class on Proposal 1. Votes cast by proxy or in person at the Special Meeting will be counted by the person or persons appointed by the Trust as inspector(s) of election (the “Inspectors”) for the Special Meeting. The presence at the meeting of 40% of the Fund’s outstanding shares entitled to vote at the Special Meeting constitutes a quorum for the Special Meeting with respect to the proposal. However, approval of Proposal 1 will require the presence of more than 50% of the Fund’s shares at the Special Meeting in person or by proxy.

The Inspectors will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The Inspectors will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will have the effect of a negative vote on the proposal.

A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on a challenger. A proxy with respect to Fund shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card.

Revocation of Proxies. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of the Trust, (ii) by a properly executed later-dated proxy received by the Clerk of the Trust, or (iii) by an in-person vote at the Special Meeting. Attendance at the Special Meeting will not in and of itself revoke a proxy.  Shareholders may revoke a proxy as often as they wish before the Special Meeting.  Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders. The Trust’s Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders. The Trustees, however, may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust’s proxy statement for any meeting must be received by the Trust a reasonable period of time prior to any such meeting.

Adjournment. In the event that a quorum is not present and/or sufficient votes in favor of the proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned, as required by the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

Financial Information. A copy of the Annual Report for the Fund for the most recent fiscal year ended February 28, 2022, including financial statements, has previously been mailed to shareholders. Upon request, the Fund will furnish, without charge, to any of its shareholders, a copy of the Annual Report of the Fund for its most recent fiscal year and a copy of its semiannual report for any subsequent semiannual period. Requests may be made in writing to Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, Attn: Shareholder Services, or by telephone by calling collect 1-617-346-7646. Copies of these reports will be sent by first class mail within three business days of GMO’s receipt of the request. Reports also are available free of charge at http://www.gmo.com.

Additional Information. The costs of soliciting proxies and expenses relating to the preparation of these materials are being borne by GMO. In addition to soliciting proxies by mail, the Trustees, officers and employees of the Trust and GMO may solicit proxies in person or by telephone.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund. In addition, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to an address that is shared by two or more shareholders. Additional copies of this Proxy Statement will be delivered promptly upon request. Requests may be made in writing to Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, Attn: Shareholder Services, or by telephone by calling collect 1-617-346-7646.

Fund Information

General Information and Mailing Address. The Trust is an open-end registered management investment company under the 1940 Act and is organized as a Massachusetts business trust. The Fund is a series of the Trust. The mailing address of the Trust and the Fund is 40 Rowes Wharf, Boston, Massachusetts 02110.

Manager. Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, serves as the Trust’s investment manager and administers the Trust’s business affairs.

Distributor. Funds Distributor, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s distributor (the “Distributor”) on behalf of the Fund. The Distributor is not affiliated with GMO.

Share Ownership. As of the date of this Statement, Class III, IV, V and VI shares of ECDF are outstanding. Please refer to Exhibit A for additional information about outstanding shares and a list of persons known by the Fund to own beneficially 5% or more of the outstanding shares of each share class of the Fund as of June 1, 2022. Please refer to Exhibit B for additional information about ownership of Fund shares by the Trustees and principal executive officers of the Trust as of June 1, 2022. As of June 1, 2022, the Trustees and officers of the Trust as a group owned 1% or less of the outstanding shares of each class of shares of the Fund.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

[_], 2022

EXHIBIT A – SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP

As of the Record Date (i.e., June 30, 2022), the Fund had shares outstanding as follows:

GMO Emerging Country Debt Fund
Class III
Class IV
Class V
Class VI

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding class of shares of the Fund as of June 1, 2022.

Class	Name and Address of Beneficial Owner	Number of Shares Held	Percentage of Class
GMO Emerging Country Debt Fund
VI	GMO BENCHMARK FREE ALLOCATION FUND C/O GMO 40 ROWES WHARF BOSTON MA 02110 0 - United States	5,881,821.740	10.0%
VI	NORTHERN TRUST AS CUSTODIAN FBO CREDIT UNIT TRUST A/C# XXXXX877 PO BOX 92956 CHICAGO IL 60675 0 - United States	14,709,281.118	24.9%
VI	CAISSE DE DEPOT ET PLACEMENT DU QUEBEC ATTN: FRANCOIS LAGARDE, VICE PRESIDENT 1000 PLACE JEAN-PAUL-RIOPELLE MONTREAL, QUEBEC, H2Z 2B3, CANADA 101 - Canada	31,726,346.209	53.7%
III	SEI PRIVATE TRUST COMPANY C/O PRINICIPAL FINANCIAL ID 636 FBO AXP # XXXXX612 ATTN: MUTUAL FUND ADMIN ONE FREEDOM VALLEY DR OAKS PA 19456 0 - United States	2,660,776.078	6.3%
III	NORTHERN TRUST COMPANY FBO BAYLOR SCOTT WHITE HOLDINGS A/C XXXX738 50 SOUTH LASALLE STREET CHICAGO IL 60603 0 - United States	3,559,482.357	8.5%
III	NORTHERN TRUST AS CUSTODIAN FBO PRAXAIR PENSION PLAN ATTN: SA TRADE TEAM PO BOX 92956 CHICAGO IL 60675 0 - United States	4,199,388.948	10.0%
III	CIBC MELLON TRUST COMPANY, TRUSTEE OF THE CN CANADIAN MASTER TRUST FUND ATTN: MS. CLAUDETTE BAKER; MS. JACQUELINE ABDOU 320 BAY STREET, GROUND FLOOR TORONTO, ONTARIO, CANADA M5H 4A6 101 - Canada	4,455,196.897	10.6%
IV	SAN FRANCISCO CITY AND COUNTY EMPLOYEES' RETIREMENT SYSTEM ATTN: DENNIS ESSELSAGOE 1145 MARKET STREET 5TH FLOOR SAN FRANCISCO CA 94103 0 - United States	4,976,733.605	7.1%
IV	THE COCA-COLA COMPANY MASTER RETIREMENT TRUST ATTN: TREASURY DEPARTMENT (ASSETS MANAGEMENT GROUP) ONE COCA-COLA PLAZA ATLANTA GA 30313 0 - United States	5,481,910.011	7.8%
IV	HSBC - NORTH AMERICAN (U.S.) PENSION TRUST ATTN: CHRISTOPHER STANLEY 1421 W. SHURE DRIVE ARLINGTON HEIGHTS IL 60004 0 - United States	5,493,575.531	7.8%
IV	BANK LOMBARD ODIER & CO LTD FBO RENTES GENEVOISES 11, RUE DE LA CORRATERIE 1204 GENEVA, SWITZERLAND 84 - Switzerland	5,764,975.821	8.2%
IV	MAC & CO A/C XXX499 FBO: IHC HEALTH SERVICES, INC. ATTN: MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15258 0 - United States	9,660,894.475	13.7%
IV	LOMBARD ODIER DARIER HENTSCH & CIE/ MBS CAPITAL FBO: CIEPP ATTN: NICOLAS ZAMBAZ RUE DE LA CORRATERIE 11 1204 GENEVE, SWITZERLAND 84 - Switzerland	10,002,918.426	14.2%
IV	MUNICIPAL EMPLOYEES RETIREMENT SYSTEM OF MICHIGAN GROUP TRUST ATTN: PETER WUJKOWSKI 1134 MUNICIPAL WAY LANSING MI 48917 0 - United States	12,340,742.523	17.5%

B-1

EXHIBIT B – TRUSTEE AND EXECUTIVE OFFICER OWNERSHIP OF THE FUND

The following table sets forth the Trustees’ and executive officers’ of the Trust direct beneficial share ownership in the Fund as of June 1, 2022. The address of each of them is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. All references in the table are to Class VI shares unless otherwise indicated.

Name of Trustee/Officer	Amount of Ownership in GMO Emerging Country Debt Fund*
Peter Tufano (Independent Trustee)	0.0243%
Carolyn Haley (Trustee and President of the Trust)	0.0006%
Tara Pari (Chief Executive Officer of the Trust)	0.0010%
All Trustees and Executive Officers as a group	0.0259%

* As of June 1, 2022, the Trustees and officers of the Trust as a group owned 1% or less of the outstanding shares of each class of shares of the Fund.

C-1

GMO TRUST 40 ROWES WHARF BOSTON, MASSACHUSETTS 02110 SCAN TO VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. 4) To attend and vote at the meeting, please register at https://viewproxy.com/BaillieGifford/broadridgevsm To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D87956-S48324 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY For Against Abstain 1. To approve the elimination of GMO Emerging Country Debt Fund’s fundamental investment restriction with respect to the short sale of securities. 2. To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof. The Board of Trustees of the Trust unanimously recommends that you vote FOR approval of the elimination of the Fund’s fundamental investment restriction with respect to the short sale of securities When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D87957-S48324 GMO TRUST GMO Emerging Country Debt Fund Proxy for a meeting of shareholders to be held on August 16, 2022 The undersigned hereby appoints [TBD] and [TBD], and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the GMO Emerging Country Debt Fund listed above that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Boston Time, on August 16, 2022, at the offices of Grantham, Mayo, Van Otterloo & Co. LLC (the “GMO”), on the 2nd Floor of 40 Rowes Wharf, Boston, Massachusetts 02110, and at any postponements or adjournments thereof, and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. This Proxy is solicited by the Board of Trustees of GMO Trust on behalf of the Fund. The Board recommends that you vote FOR the proposal. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. Abstentions do not constitute a vote FOR the proposal. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. Dear Shareholder: Your vote is important. Please record your voting instructions on this card, sign it on the reverse side, and return in the envelope provided.